UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                                    811-05495
                      (Investment Company Act file number)

                            CIGNA High Income Shares
               (Exact name of registrant as specified in charter)

                             2223 Washington Street
                             3 Newton Executive Park
                                    Suite 200
                                Newton, MA 02462
                    (Address of principal executive offices)

          Mark Butler, 2223 Washington Street, 3 Newton Executive Park
                           Suite 200, Newton, MA 02462
                     (Name and address of agent for service)

                                 (860) 757-7276
               Registrants' telephone number, including area code

                   Date of fiscal year end: December 31, 2004

                   Date of reporting period: December 31, 2004

Item 1.  Reports to Stockholders.

--------------------------------------------------------------------------------
                                                                             1

Dear Shareholders:
Our commentary for CIGNA High Income Shares (the "Fund") covering the year ended December 31, 2004 follows.

Management's Discussion of Fund Performance
Market Summary
The financial markets overcame formidable obstacles in 2004 to post healthy gains! Despite challenges from surging oil prices, a plunging U.S. dollar, rising interest rates and the insurgency in Iraq, the Dow Jones Industrial Average hit a 31/2-year high in 2004. The U.S. economy showed enormous resilience in 2004. Greater optimism among consumers and corporate decision-makers fueled higher levels of spending. Consumer confidence hit a five-month high in December. High yield bonds shrugged off rising interest rates during the fourth quarter, and yield spreads tightened, easily allowing the market to significantly outperform most other major fixed income classes.

Fourth Quarter 2004 Performance
Various Asset Sectors
4th Quarter 2004

U.S. High Yield*                +4.54%
U.S. Corporate*                 +1.38%
U.S. Treasuries Master Index*   +0.47%
10-Year U.S. Treasury**         +0.24%
30-Year U.S. Treasury**         +2.18%

 * Merrill Lynch Indices
** Source: Bloomberg

The high yield bond market exhibited multiple personalities in the first quarter. The first three weeks of January were exceptionally strong, a carryover from last year's robust strength. The combination of the NASDAQ trading off and a surge in lower quality new issues in late January and early February caused the high yield bond market to pull back in February. Given the lack of clear conviction in the market, yield spreads remained virtually unchanged in March and produced a "coupon clipping" return for the month. While deeply discounted triple-C and below rated bonds started off the year strongly, similar to last year, they faded in February and March. The Lehman Brothers High Yield Bond Index (the Fund's benchmark) and the Fund returned 2.34% and 1.72% (based on the net asset value), respectively, for the first quarter.

The second quarter was a challenging environment for fixed income investors. As a result of strong economic data and comments from Federal Reserve Chairman Alan Greenspan, interest rates rose considerably during the quarter. On a relative basis, high yield bonds fared reasonably well. The benchmark index and the Fund returned -0.97% and -1.44% (based on the net asset value), respectively, for the second quarter.

In the third quarter, despite three interest rate hikes from the Federal Reserve, the 10-Year Treasury yield actually declined, providing good support for all fixed income sectors. The benchmark index and the Fund returned 4.85% and 6.61% (based on the net asset value), respectively, for the third quarter.

The hybrid nature of high yield bonds was evident in the fourth quarter as they reacted positively to the favorable fundamental underpinnings of the market. Mirroring the performance of the NASDAQ and Russell 2000 (which rocketed 14.87% and 14.09%, respectively, in the fourth quarter), lower-priced marginal credits performed very strongly. With the strong economy, declining default rates, and rallying equity markets, high yield bonds spread over treasury bonds narrowed a dramatic 84 basis points in the last three months of the year.

Similar to the beginning of the year, lower dollar-priced marginal credits outpaced the overall

--------------------------------------------------------------------------------
                                                                              2

market in the fourth quarter. Bonds rated triple-C and below rose 9.4% for the quarter. Listed below is a performance by price chart for the past two months. The benchmark index and the Fund returned 4.57% and 4.22% (based on the net asset value), respectively, for the fourth quarter.

Performance by Price

               November      December
                 2004          2004
              ----------   -----------
$80 & below      +8.71%       +6.62%
$80-$90          +3.10%       +4.31%
$90-$100         +1.93%       +2.42%
$100-$110        +0.63%       +1.05%
$110 & Above     +0.25%       +0.85%

Source: Merrill Lynch

New Advisor and Board of Trustees Proposed
CIGNA Investment Advisors, Inc. (CIGNA Advisors) (formerly known as TimesSquare Capital Management, Inc.), the investment adviser to the Fund, has decided to exit the business of managing investment companies. On November 23, 2004, the Board of Trustees of the Fund selected BlackRock Advisors, Inc. (BlackRock Advisors) to replace CIGNA Advisors as the investment adviser to the Fund, and voted to nominate the directors of the BlackRock closed-end funds for election as trustees of the Fund, subject to Fund shareholder approval. The Fund has scheduled a shareholder meeting on March 1, 2005 to seek approval of BlackRock Advisors as the adviser to the Fund.

Until shareholders approve BlackRock Advisors as the Fund's investment adviser, CIGNA Advisors will continue to serve as the Fund's adviser and Shenkman Capital Management, Inc. will continue to serve as the Fund's sub-adviser with responsibility for management of the Fund's portfolio.

Fund Performance
By not deviating from investing in better quality, primarily single-B credits, the Fund underperformed early in the first quarter. However performance turned around and moved ahead of the index as technical conditions became more mixed.

Throughout the second quarter, our sub-advisor, Shenkman Capital Management, proactively pruned long-duration positions in the portfolio. In addition, exposure to the telecommunications sector, which has shown increased volatility this year, was reduced. The portfolio did not experience any defaults for the year and is well positioned from a credit perspective.

While most of the biggest gainers for the third quarter were from a cross-section of many different industries, we did see particular strength in health care, gaming and utilities. Since these sectors were among our biggest industry weightings, they were strong contributors to the Fund's outperformance.

As a result of our focus on better quality credits, even within the triple-C category, the average price of the CIGNA High Income Shares portfolio is relatively high at $104.20. While the portfolio did well in the fourth quarter, it trailed its benchmark, given our avoidance of lower-priced marginal credits, which have had the best performance recently.

The portfolio was well diversified with 198 issuers in 30 separate industries. The Fund's leverage during the quarter remained below 33% of assets and was 31% at December 31, 2004.

The Fund returned 11.39% for the year-to-date (based on its net asset value), compared with the Lehman Brothers High Yield Bond Index return of 11.13%. The Fund's return for the year based on the market value of its shares traded on the New York Stock Exchange, was 12.24%.

Information about Your Fund's Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and

--------------------------------------------------------------------------------
                                                                             3

other Fund expenses. Examples of transaction costs include exchange commissions, which are not shown in this section and which would result in higher total expenses (although this Fund does not charge transaction fees). The following table, which you are seeing for the first time, represents a new SEC requirement and is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare your Fund's ongoing expenses with those of other mutual funds. To do so, compare this 5% hypothetical Fund return with the 5% hypothetical return examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as exchange commissions. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid During Period" line of the table is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Expenses and value of a $1,000 investment for the six-month period ended December 31, 2004

                                                            Expenses
                                                              Paid
                                                             During
                           Beginning         Ending         Period*
                            Account          Account        07/01/04
                             Value            Value            to
                          07/01/04         12/31/04        12/31/04
Actual                  $ 1,000.00       $ 1,111.10       $ 12.50
Hypothetical
   (5% return
   before expenses)     $ 1,000.00       $ 1,013.30       $ 11.92

* Expenses are equal to the Fund's annualized expense ratio (includes interest expenses) of 2.36%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 366. The "Expenses Paid During Period" and the annualized expense ratio are based on actual expenses paid by the Fund during the period.

Proxy Voting Information
A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling the Fund at 1-800-528-6718 and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio

--------------------------------------------------------------------------------
                                                                             4

securities during the 12-month period ended December 31, 2004 is available on the SEC website.

Quarterly Portfolio Securities
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Outlook
We believe that with a relatively strong economy, default rates should continue to decline from the current level of 2.2% at December 31, 2004. This trend should allow yield spreads to tighten modestly in 2005. However, with the Fed on a mission to hike the Fed funds rate possibly to 3.25% or perhaps higher, we believe longer-term rates will also rise for the year. Given the counter-balancing factors of very strong fundamentals versus a rising interest rate environment, we remain optimistic that high yield bonds can generate a relatively attractive total return in 2005.

Sincerely,

/s/Richard H. Forde

Richard H. Forde
Chairman of the Board and President
CIGNA High Income Shares

--------------------------------------------------------------------------------
                                                                             5

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
12/31/94-12/31/04

         Fund (Market Value    Lehman Brothers Aggregate Bond Index
         ------------------    ------------------------------------
12/94          10,000                      10,000
12/95          12,624                      11,917
12/96          15,055                      13,270
12/97          16,808                      14,964
12/98          16,246                      15,244
12/99          13,616                      15,608
12/00          12,248                      14,694
12/01          11,409                      15,469
12/02           8,987                      15,252
12/03          12,332                      19,670
12/04          13,841                      21,859


               AVERAGE ANNUAL RETURN

                             1 Year     5 Year     10 Year
Market Value                 12.24%      0.33%      3.30%
Net Asset Value              11.39%     -1.39%      4.42%
Lehman Brothers              11.13%      6.97%      8.13%
High Yield Bond Index


CIGNA High Income Shares (the "Fund") performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in the market value of its stock, or as shown separately in the box, changes in its underlying net asset value. The Fund is a closed-end management investment company which trades over the New York Stock Exchange under the ticket symbol "HIS." Fund performance does not reflect exchange commissions payable upon the purchase or sale of the Fund's stock. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Past performance does not predict future performance. The Fund's return has been compared with the total return performance of Lehman Brothers High Yield Bond Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the high-yield bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                           6
December 31, 2004

                                                               Principal         Value
                                                                 (000)           (000)
                                                           ----------------    -------------
BONDS AND NOTES - 140.5%
Aerospace - 6.0%
Aviall, Inc., 7.63%, 2011                                        $1,750         $1,873
BE Aerospace, Inc., 8.00%, 2008                                   2,000          1,995
Communications & Power Industries, Inc., 8.00%, 2012                500            530
Hexcel Corp., 9.75%, 2009                                         1,750          1,820
Sequa Corp., 8.88%, 2008                                          1,500          1,643
Standard Aero Holdings, Inc., 8.25%, 2014 (144A
   security acquired Sep. 2004 for $931) (a)                        900            972
Titan Corp., 8.00%, 2011                                            500            536
                                                                              --------
                                                                                 9,369
                                                                              --------
Auto/Trucks - 5.1%
Accuride Corp., 9.25%, 2008                                       1,625          1,649
Cooper Standard Auto, 8.38%, 2014 (144A security
   acquired Dec. 2004 for $400) (a)                                 400            399
Delco Remy International, Inc.,
   11.00%, 2009                                                     500            533
   9.38%, 2012                                                      650            669
Dura Operating Corp., 8.63%, 2012                                   750            780
Goodyear Tire & Rubber Co., 7.88%, 2011                           1,750          1,776
Tenneco Automotive, Inc., 8.63%, 2014 (144A
   security acquired Nov. 2004 for $500) (a)                        500            520
TRW Automotive, Inc.,
   9.38%, 2013                                                    1,106          1,283
   11.00%, 2013                                                     273            329
                                                                              --------
                                                                                 7,938
                                                                              --------
Beverages/Food - 4.0%
Del Monte Corp., 8.63%, 2012                                      1,010          1,134
Dole Food, Inc.,
   7.25%, 2010                                                      500            514
   8.88%, 2011                                                    1,000          1,088
Land O' Lakes, Inc., 9.00%, 2010                                    750            821
Michael Foods, Inc., 8.00%, 2013                                    600            633
Pinnacle Foods Holding Corp., 8.25%, 2013
   (144A security acquired Nov. & Dec. 2003
   for $1,015) (a)                                                1,000            952
Seminis Vegetable Seeds, Inc., 10.25%, 2013                         500            563
Swift & Co., 12.50%, 2010                                           500            565
                                                                              --------
                                                                                 6,270
                                                                              --------

                                                               Principal         Value
                                                                 (000)           (000)
                                                             -------------   -------------
Broadcasting & Media - 5.2%
Allbritton Communications Co., 7.75%, 2012                       $1,370         $1,418
Corus Entertainment, Inc., 8.75%, 2012                              550            606
Emmis Operating Co., 6.88%, 2012                                    500            523
Gray Television, Inc., 9.25%, 2011                                  750            840
PanAmSat Corp., 9.00%, 2014 (144A security
   acquired July, Aug. & Sep. 2004 for
$   1,687) (a)                                                    1,650          1,842
Sinclair Broadcast Group,
   8.75%, 2011                                                      500            544
   8.00%, 2012                                                    2,150          2,284
                                                                              --------
                                                                                 8,057
                                                                              --------
Building Materials - 2.1%
Goodman Global Holding Co., Inc., 7.88%, 2012
   (144A security acquired Dec. 2004 for $998) (a)                1,000            990
Interface, Inc.,
   7.30%, 2008                                                      800            822
   10.38%, 2010                                                     350            402
Jacuzzi Brands, Inc., 9.63%, 2010                                   500            555
THL Buildco, Inc., 8.50%, 2014 (144A security
   acquired Sep. 2004 for $476) (a)                                 450            470
                                                                              --------
                                                                                 3,239
                                                                              --------
Cable TV - 6.5%
Charter Communications Holdings LLC,
   10.25%, 2010                                                   1,500          1,590
   8.38%, 201 (144A security acquired April 2004
      for $500) (a)                                                 500            528
CSC Holdings, Inc., 10.50%, 2016                                  2,550          2,907
DirecTV Holdings LLC, 8.38%, 2013                                 1,000          1,121
Echostar Communications Corp., 5.75%, 2008
   (convertible to 23.10 shares at $31.97
   until 5/15/08)                                                 1,000          1,024
Insight Midwest LP, 10.50%, 2010                                    500            548
Mediacom LLC, 8.50%, 2008                                         1,750          1,794
Mediacom Broadband LLC, 11.00%, 2013                                590            634
                                                                              --------
                                                                                10,146
                                                                              --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                           7
December 31, 2004 (Continued)

                                                               Principal        Value
                                                                (000)           (000)
                                                             ------------    ----------
Chemicals/Plastics - 6.5%
Borden US Finance Corp., 9.00%, 2014 (144A
   security acquired Aug. & Sep. 2004 for $832) (a)               $ 800         $  888
Equistar Chemicals LP,
   10.13%, 2008                                                     930          1,072
   10.63%, 2011                                                   1,250          1,450
Huntsman ICI Chemicals, Inc., 10.13%, 2009                        1,131          1,196
Innophos, Inc., 8.88%, 2014 (144A security
   acquired Aug. 2004 for $1,000) (a)                             1,000          1,080
Koppers Industry, Inc., 9.88%, 2013                                 500            570
Lyondell Chemical Co.,
   10.88%, 2009                                                     500            529
   10.50%, 2013                                                   1,850          2,211
Resolution Performance Products, Inc.,
   13.50%, 2010                                                   1,000          1,087
                                                                              --------
                                                                                10,083
                                                                              --------
Consumer Products - 9.3%
Amscan Holdings, Inc., 8.75%, 2014                                  450            450
American Achievement Corp., 8.25%, 2012                             550            571
Elizabeth Arden, Inc., 7.75%, 2014                                  650            689
FTD, Inc., 7.75%, 2014                                              500            515
Jafra Cosmetics International, Inc., 10.75%, 2011                 2,000          2,270
Jarden Corp., 9.75%, 2012                                           500            555
Jostens, Inc., 7.63%, 2012 (144A security acquired
   Sep. & Oct. 2004 for $2,551) (a)                               2,500          2,600
K2, Inc., 7.38%, 2014 (144A security acquired
   Sep. 2004 for $523) (a)                                          500            548
Playtex Products, Inc.,
   8.00%, 2011                                                      500            546
   9.38%, 2011                                                    1,000          1,068
Prestige Brands, Inc., 9.25%, 2012 (144A security
   acquired Mar. 2004 for $500) (a)                                 500            534
Samsonite Corp., 8.88%, 2011                                      1,000          1,083
Sealy Mattress Co., 8.25%, 2014                                   1,500          1,590
Simmons Co., 7.88%, 2014                                            250            259
United Industries Corp., 9.88%, 2009                              1,085          1,135
                                                                              --------
                                                                                14,413
                                                                              --------

                                                               Principal         Value
                                                                 (000)           (000)
                                                              ----------      ---------
Containers & Packaging - 5.2%
Crown Euro Holdings S.A., 9.50%, 2011                          $  1,430        $ 1,630
Graphic Packaging International, Inc.,
   9.50%, 2013                                                    1,000          1,137
Greif Brothers Corp., 8.88%, 2012                                   940          1,048
Owens-Brockway,
   8.75%, 2012                                                    1,850          2,095
   8.25%, 2013                                                    1,750          1,921
Owens-Illinois, Inc., 7.35%, 2008                                   250            262
                                                                              --------
                                                                                 8,093
                                                                              --------
Energy - 0.3%
Inergy LP, 6.88%, 2014 (144A security acquired
   Dec. 2004 for $500) (a)                                          500            503
                                                                              --------
Environmental - 1.1%
Allied Waste North America, Inc., 7.38%, 2014                     1,000            958
Casella Waste Systems, Inc., 9.75%, 2013                            400            442
IESI Corp., 10.25%, 2012                                            250            293
                                                                              --------
                                                                                 1,693
                                                                              --------
Gaming - 9.2%
Aztar Corp., 7.88%, 2014                                          1,750          1,929
Boyd Gaming Corp., 7.75%, 2012                                    1,000          1,091
Caesars Entertainment, Inc., 7.88%, 2010                            500            563
Hard Rock Hotel, Inc., 8.88%, 2013                                1,000          1,105
Herbst Gaming, Inc., 7.00%, 2014 (144A security
   acquired Nov. 2004 for $761) (a)                                 750            759
Inn of the Mountain Gods Resort & Casino,
   12.00%, 2010                                                     650            761
Isle of Capri Casinos, Inc., 7.00%, 2014                          1,500          1,530
Jacobs Entertainment, Inc., 11.88%, 2009                            900          1,017
Kerzner International Ltd., 8.88%, 2011                           1,250          1,366
Pinnacle Entertainment, Inc., 8.25%, 2012                         2,000          2,135
Station Casinos, Inc., 6.88%, 2016                                1,000          1,041
Wynn Las Vegas LLC, 6.63%, 2014
   (144A security acquired Nov. 2004 for $1,000) (a)              1,000            990
                                                                              --------
                                                                                14,287
                                                                              --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                           8
December 31, 2004 (Continued)

                                                               Principal         Value
                                                                 (000)           (000)
                                                              ----------      ---------
General Industrial - 5.2%
Blount, Inc., 8.88%, 2012                                   $     1,000       $  1,085
Dresser Rand Group, Inc., 7.38%, 2014
   (144A security acquired Nov. 2004 for $520) (a)                  500            510
K&F Acquisition, Inc., 7.75%, 2014
   (144A security acquired Dec. 2004 for $1,035) (a)              1,000          1,032
MAAX Corp., 9.75%, 2012 (144A security acquired
   Aug. 2004 for $554) (a)                                          525            555
Mueller Group, Inc., 10.00%, 2012                                 1,550          1,690
Norcross Safety Products LLC, 9.88%, 2011                           900            995
Polypore, Inc., 8.75%, 2012                                         850            888
Trimas Corp., 9.88%, 2012                                         1,230          1,310
                                                                              --------
                                                                                 8,065
                                                                              --------
Grocery - 1.9%
Pathmark Stores, Inc., 8.75%, 2012                                  500            479
Stater Brothers Holdings, Inc., 8.13%, 2012                       2,250          2,379
                                                                              --------
                                                                                 2,858
                                                                              --------
Health Care - 7.7%
Alliance Imaging, Inc., 7.25%, 2012
   (144A (security acquired Dec. 2004 for $304) (a)                 300            305
Beverly Enterprises, Inc., 7.88%, 2014
   (144A security acquired Sep. 2004 for $1,053) (a)              1,000          1,073
Extendicare Health Services, Inc., 9.50%, 2010                    1,100          1,232
Fisher Scientific International, Inc.,
3.25%, 2024 (convertible to 12.4378 shares at
   $61.96 until 3/1/24)                                             500            561
Genesis Healthcare Corp., 8.00%, 2013                               500            542
Medex, Inc., 8.88%, 2013                                          1,000          1,165
NeighborCare, Inc., 6.88%, 2013                                     250            262
Omega Healthcare Investors, Inc., 7.00%, 2014                     1,500          1,534
Province Healthcare Co., 7.50%, 2013                              1,000          1,120
Select Medical Corp., 7.50%, 2013                                   250            284
Sybron Dental Specialties, Inc., 8.13%, 2012                        250            272
Triad Hospitals, Inc., 7.00%, 2013                                2,000          2,045
VWR International, Inc., 8.00%, 2014 (144A
   security acquired April, Aug. & Sep. 2004
   for $1,557) (a)                                                1,500          1,601
                                                                              --------
                                                                                11,996
                                                                              --------

                                                               Principal         Value
                                                                 (000)           (000)
                                                              -----------     --------
Home Construction - 0.7%
K. Hovnanian Enterprises, Inc., 7.75%, 2013                   $   1,000       $  1,085
                                                                              --------
Leasing - 2.3%
H&E Equipment Services LLC, 11.13%, 2012                          1,000          1,100
United Rentals, Inc., 7.75%, 2013                                 1,000            980
Williams Scotsman, Inc., 9.88%, 2007                              1,520          1,520
                                                                              --------
                                                                                 3,600
                                                                              --------
Leisure/Entertainment - 5.1%
AMC Entertainment, Inc., 9.50%, 2011                              1,044          1,079
AMF Bowling Worldwide, Inc., 10.00%, 2010                           500            534
Intrawest Corp.,
   7.50%, 2013                                                    1,000          1,064
   7.50%, 2013 (144A security acquired
   Nov. 2004 for $1,078) (a)                                      1,000          1,064
Loews Cineplex Entertainment Corp., 9.00%, 2014
   (144A security acquired July 2004 for $500) (a)                  500            541
NCL Corp., 10.63%, 2014 (144A security acquired
   Aug. 2004 for $508) (a)                                          500            502
Royal Caribbean Cruises Ltd.,
   6.88%, 2013                                                      500            540
   7.25%, 2018                                                    1,250          1,362
Town Sports International, Inc., 9.63%, 2011                        750            789
Vail Resorts, Inc., 6.75%, 2014                                     500            509
                                                                              --------
                                                                                 7,984
                                                                              --------
Lodging/Hotels - 4.0%
Felcor Lodging LP,
   7.63%, 2007                                                      500            528
   6.87%, 2011 (b)                                                  250            262
   9.00% (Coupon change based on rating), 2011                      820            929
Gaylord Entertainment Co., 8.00%, 2013                            1,000          1,080
Host Marriott Corp.,
   9.25%, 2007                                                      780            870
   7.88%, 2008                                                      318            328
   7.13%, 2013                                                    1,000          1,069
La Quinta Properties, Inc., 8.88%, 2011                           1,000          1,115
                                                                              --------
                                                                                 6,181
                                                                              --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                           9
December 31, 2004 (Continued)

                                                               Principal         Value
                                                                 (000)           (000)
                                                               ----------     ----------
Metals - 0.7%
Alpha Natural Resources LLC, 10.00%, 2012
   (144A security acquired May 2004 for $900) (a)               $   900       $  1,030
                                                                              --------
Oil & Gas - 5.2%
Chesapeake Energy Corp., 7.75%, 2015                                750            819
Exco Resources, Inc., 7.25%, 2011                                 1,000          1,070
Ferrellgas Partners LP, 8.75%, 2012                                 810            883
Harvest Operations Corp., 7.88%, 2011
   (144A security acquired Dec. 2004 for $761) (a)                  750            756
Premcor Refining Group, Inc., 9.50%, 2013                           830            963
Transmontaigne, Inc., 9.13%, 2010                                 1,250          1,356
Universal Compression, Inc., 7.25%, 2010                          2,000          2,145
                                                                              --------
                                                                                 7,992
                                                                              --------
Paper - 5.9%
Abitibi-Consolidated, Inc., 6.00%, 2013                           1,000            954
Caraustar Industries, Inc., 9.88%, 2011                           1,000          1,085
Georgia-Pacific Corp.,
   8.00%, 2014                                                    1,000          1,143
   8.00%, 2024                                                    1,000          1,160
Jefferson Smurfit Corp., 7.50%, 2013                              1,000          1,072
MDP Acquisitions PLC, 9.63%, 2012                                 1,850          2,072
Norske Skog Canada Ltd., 7.38%, 2014                                250            261
Smurfit Capital Funding PLC, 7.50%, 2025                            500            500
Tembec Industries, Inc., 7.75%, 2012                              1,000            967
                                                                              --------
                                                                                 9,214
                                                                              --------
Printing & Publishing - 7.7%
American Media Operation, Inc., 10.25%, 2009                        500            527
Cenveo Corp., 7.88%, 2013                                           750            697
Dex Media East/West LLC,
   9.88%, 2009                                                      500            569
   12.13%, 2012                                                     637            776
   8.00%, 2013                                                      750            810
   9.88%, 2013                                                      488            562
Goss Holdings, Inc., 12.25%, 2005 (c) (d) (e)                     2,764             --
Houghton Mifflin Co.,
   8.25%, 2011                                                      820            873
   9.88%, 2013                                                      410            449
Liberty Group, Inc., 9.38%, 2008                                    575            584

                                                               Principal         Value
                                                                 (000)           (000)
                                                              ----------       -------
Printing & Publishing (continued)
Primedia, Inc.,
   7.63%, 2008                                                 $    500       $    506
   8.88%, 2011                                                    1,310          1,395
Quebecor Media Inc., 11.13%, 2011                                 1,485          1,697
RH Donnelley Finance Corp., I 10.88%, 2012
   (144A security acquired Nov. 2002 for $760) (a)                  760            902
Vertis, Inc.,
   9.75%, 2009                                                    1,000          1,085
   13.50%, 2009 (144A security acquired
      Sep. 2004 for $508) (a)                                       500            527
                                                                              --------
                                                                                11,959
                                                                              --------
Restaurants - 0.9%
Buffets, Inc., 11.25%, 2010                                         400            430
Carrols Corp., 9.00%, 2013 (144A security acquired
   Dec. 2004 for $728) (a)                                          700            725
Dominos, Inc., 8.25%, 2011                                          182            199
                                                                              --------
                                                                                 1,354
                                                                              --------
Retail - 6.4%
Couche-Tard U.S. LP, 7.50%, 2013                                    750            804
CSK Auto, Inc., 7.00%, 2014                                         500            491
General Nutrition Centers, Inc., 8.50%, 2010                        850            803
Jean Coutu Group, Inc., 7.63%, 2012
   (144A security acquired Sep. 2004 for $257) (a)                  250            264
Petro Stopping Centers LP, 9.00%, 2012                              750            793
Rent-A-Center, Inc., 7.50%, 2010                                  2,250          2,343
Rite Aid Corp.,
   4.75%, 2006                                                      250            252
   8.13%, 2010                                                      250            264
   7.70%, 2027                                                    1,000            827
Saks, Inc., 7.38%, 2019                                           2,000          1,990
WH Holdings Ltd., 9.50%, 2011                                     1,000          1,100
                                                                              --------
                                                                                 9,931
                                                                              --------
Service - 8.1%
Affinity Group, Inc., 9.00%, 2012                                   350            379
Alderwoods Group, Inc., 7.75%, 2012
   (144A security acquired Aug. & Sep. 2004
   for $1,266) (a)                                                1,250          1,350
Buhrmann US, Inc., 8.25%, 2014                                    1,000          1,011

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                          10
December 31, 2004 (Continued)

                                                               Principal         Value
                                                                 (000)           (000)
                                                             -----------      --------
Service (continued)
Corrections Corp. of America, 7.50%, 2011                     $   1,000       $  1,070
Iron Mountain, Inc.,
   7.75%, 2015                                                    1,000          1,010
   6.63%, 2016                                                      750            701
Johnsondiversey Holdings, Inc., Step Coupon
   (0% to 5/15/07), 2013                                          1,000            870
Lodgenet Entertainment Corp., 9.50%, 2013                         1,500          1,665
Nebraska Book Co., Inc., 8.63%, 2012                              1,200          1,236
Service Corp. International, 7.70%, 2009                          1,382          1,493
URS Corp., 11.50%, 2009                                             670            774
Wesco Distribution, Inc., 9.13%, 2008                             1,010          1,040
                                                                              --------
                                                                                12,599
                                                                              --------
Technology - 1.9%
Lucent Technologies, Inc.,
   5.50%, 2008                                                      550            565
   6.45%, 2029                                                      250            229
MagnaChip Semiconductor SA, 6.88%, 2011
   (144A security acquired Dec. 2004 for $500) (a)                  500            515
UGS Corp., 10.00%, 2012 (144A security acquired
   Sep. 2004 for $1,105) (a)                                      1,000          1,137
Xerox Corp., 7.63%, 2013                                            500            549
                                                                              --------
                                                                                 2,995
                                                                              --------
Telecommunications - 6.8%
AirGate PCS, Inc., 5.85%, 2011 (144A security
   acquired Nov. 2004 for $776) (a) (b)                             750            771
American Tower Corp., 7.13%, 2012
   (144A security acquired Sep. 2004 for $1,000) (a)              1,000          1,023
Centennial Communications Corp., 10.13%, 2013                     1,000          1,128
Cincinnati Bell, Inc., 7.25%, 2013                                  750            771
Crown Castle International Corp., 7.50%, 2013                     1,250          1,344
MCI, Inc., 6.91%, 2007                                            1,250          1,280
Poland Telecom Finance BV, 14.00%, 2007 (c) (d) (e)               3,000             --

                                                               Principal         Value
                                                                 (000)           (000)
                                                             ------------     --------
Telecommunications (continued)
Qwest Communications International, Inc.,
   7.00%, 2009                                                 $    230        $   229
   9.13%, 2012 (144A security acquired Aug. &
      Oct. 2002 for $1,208) (a)                                   1,390          1,612
   7.50%, 2014 (144A security acquired
      April 2004 for $954) (a)                                    1,000          1,010
Rogers Wireless, Inc., 8.00%, 2012
   (144A security acquired Nov. 2004 for $352) (a)                  350            370
Rural Cellular Corp., 8.25%, 2012                                 1,000          1,057
                                                                              --------
                                                                                10,595
                                                                              --------
Textiles - 2.4%
Philips-Van Heusen Corp. 8.13%, 2013                              2,000          2,170
Warnaco, Inc., 8.88%, 2013                                        1,350          1,485
                                                                              --------
                                                                                 3,655
                                                                              --------
Utilities - 7.1%
AES Corp.,
   9.50%, 2009                                                      250            284
   7.75%, 2014                                                    1,500          1,628
Allegheney Energy Supply Co., 7.80%, 2011                          650            709
Dynegy Holdings, Inc.,
   6.88%, 2011                                                      250            242
   7.13%, 2018                                                      250            223
Edison Mission Energy, 7.73%, 2009                                1,025          1,107
El Paso Corp.,
   7.75%, 2010                                                    1,000          1,055
   7.88%, 2012                                                    1,270          1,330
Midland Funding II, 11.75%, 2005                                    929            969
NRG Energy, Inc., 8.00%, 2013 (144A security
   acquired April 2004 for $510) (a)                                500            545
Tennessee Gas Pipeline Co., 7.50%, 2017                           1,000          1,107
Williams Cos., Inc., 8.13%, 2012                                  1,550          1,790
                                                                              --------
                                                                                10,989
                                                                              --------
Total Bonds and Notes
   (Cost - $211,729)                                                           218,173
                                                                              --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                          11
December 31, 2004 (Continued)

                                                 Number of         Value
                                                    Shares         (000)
                                                ----------   -----------
PREFERRED STOCK - 1.5%
Broadcasting & Media - 0.3%
Emmis Communications Corp., 6.25%
   (convertible to 1.28 shares at $17.20
   until 12/31/49)                              10,300       $    474
                                                             --------
Paper - 0.5%
Smurfit-Stone Container Co., 7.00%              30,000            765
                                                             --------
Telecommunications - 0.3%
Crown Castle International Corp., 6.25%         10,000            486
                                                             --------
Utilities - 0.4%
NRG Energy, Inc., 4.00% (convertible to
   25 shares at $34.11 until 12/31/49)            500             548
                                                             --------
Total Preferred Stock
   (Cost - $2,081)                                              2,273
                                                             --------
WARRANTS - 0.0%
Pliant Corp., Exp. 2010 (144A security
   acquired Sep. 2000 for $135) (a) (d) (e)     3,700              --
                                                             --------
Total Warrants
   (Cost - $135)                                                   --
                                                             --------


                                                              Principal
                                                                (000)
                                                             ----------
SHORT-TERM OBLIGATION - 0.7%
Commercial Paper
American Express Credit Corp.,
   1.90%, 1/3/05 (Cost - $1,125)                             $1,125         1,125
                                                                         --------
TOTAL INVESTMENTS IN SECURITIES - 142.7%
   (Total Cost - $215,070) (f)                                            221,571
Liabilities in excess of Cash and Other Assets - (42.7%)                  (66,273)
                                                                         ---------
NET ASSETS - 100%                                                        $155,298
                                                                         =========

NOTES TO INVESTMENTS IN SECURITIES
(a) Indicates restricted security; the aggregate value of restricted securities is $34,295,900 (aggregate cost $33,002,215), which is approximately 22.1% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
(b) Floating rate security.
(c) Defaulted security due to bankruptcy.
(d) Fair valued security.
(e) Illiquid security.
Tax Information
(f) At December 31, 2004, the net unrealized appreciation of investments, based on cost for federal income tax purposes of
    $214,817,327, was as follows:
    Aggregate gross unrealized appreciation for all
    investments in which there was an excess of
    value over tax cost                                                 $14,719,951
    Aggregate gross unrealized depreciation for all
    investments in which there was an excess of
    tax cost over value                                                 (7,965,854)
                                                                        -----------
   Unrealized appreciation - net                                        $6,754,097
                                                                        ===========

--------------------------------------------------------------------------------

Quality Ratings* of Long-Term Bonds
      and Notes (Unaudited)
        December 31, 2004
                Market      % of
                 Value     Market
                 (000)     Value
              ---------- ---------
  Baa/BBB     $    261     0.1%
  Ba/BB         44,630    20.5
  B/B          155,843    71.4
  Below B       17,439     8.0
              --------   -----
              $218,173   100.0%
              ========   =====
  *The higher of Moody's or
Standard & Poor's Ratings.

--------------------------------------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                    12

Statement of Assets and Liabilities
December 31, 2004
(In Thousands)

Assets:
Investments in securities at value                      $221,571
Cash                                                         823
Receivable for investments sold                              808
Interest and dividends receivable                          3,960
Investment for Trustees' deferred compensation plan          209
Prepaid Insurance                                              8
                                                        --------
      Total assets                                       227,379
                                                        --------
Liabilities:
Loan payable                                              69,000
Dividend payable                                           2,330
Deferred Trustees' fees payable                              209
Accrued interest payable                                     207
Advisory fees payable                                        136
Shareholder reports payable                                   80
Audit and legal fees payable                                  59
Custodian fees payable                                        39
Administrative services fees payable                          13
Transfer agent fees payable                                    8
                                                        --------
      Total liabilities                                   72,081
                                                        --------
Net Assets (Equivalent to $2.87 per share based on
   54,191 shares of beneficial interest outstanding;
   unlimited number of shares authorized)               $155,298
                                                        ========
Components of Net Assets:
Paid in capital                                         $401,988
Undistributed net investment income                          186
Accumulated net realized loss                           (253,377)
Net unrealized appreciation of investments                 6,501
                                                        --------
Net Assets                                              $155,298
                                                        ========
Cost of Investments                                     $215,070
                                                        ========

Statement of Operations
For the Year Ended December 31, 2004
(In Thousands)

Investment Income:
Income:
   Interest                                           $ 18,048
   Dividends                                               186
                                                      --------
   Total income                                         18,234
Expenses:
   Investment advisory fees                 $1,584
   Interest expense                          1,286
   Shareholder reports                         131
   Custodian fees                              115
   Audit and legal fees                         72
   Administrative services fees                 66
   Stock exchange fees                          54
   Trustees' fees                               50
   Transfer agent fees                          45
   Other                                         7
                                            ------
   Total expenses                            3,410
                                            ------
   Net Investment Income                                14,824
                                                      --------
Realized and Unrealized Gain (Loss)
   on Investments:
   Net realized gain (loss) from:
      Currency                                               1
      Investments                                       (1,470)
                                                      --------
                                                        (1,469)
                                                      --------
   Net change in unrealized appreciation:
      Investments                                        2,948
                                                      --------
   Net Realized and Unrealized Gain
      on Investments                                     1,479
                                                      --------
   Net Increase in Net Assets Resulting
      from Operations                                 $ 16,303
                                                      ========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                    13

Statements of Changes in Net Assets
(In Thousands)

                                                    For the Year Ended
                                                       December 31,
                                                 -------------------------
                                                     2004         2003
                                                 ------------ ------------
Operations:
Net investment income                            $ 14,824     $ 17,177
Net realized loss from investments                 (1,469)     (21,529)
Net change in unrealized appreciation
   on investments                                   2,948       43,218
                                                 ---------    ---------
Net increase from operations                       16,303       38,866
                                                 ---------    ---------
Dividends and Distributions:
From net investment income                        (16,002)     (15,126)
                                                 ---------    ---------
Total dividends and distributions                 (16,002)     (15,126)
                                                 ---------    ---------
Capital Share Transactions:
Net increase from 243 and 389 capital
   shares issued to shareholders in
   reinvestment of distributions, respectively        699        1,020
                                                 ---------    ---------
Net increase from Fund share transactions             699        1,020
                                                 ---------    ---------
Net Increase in Net Assets                          1,000       24,760
Net Assets:
Beginning of period                               154,298      129,538
                                                 ---------    ---------
End of period *                                  $155,298     $154,298
                                                 =========    =========
* includes net of undistributed net
  investment income of:                          $    186     $    630
                                                 =========    =========

Statement of Cash Flows
For the Year Ended December 31, 2004
(In Thousands)

Cash Provided (Used) by Financing Activities:
Increase in borrowing                                        $  1,000
Dividends paid in cash                                        (14,484)
                                                             --------
Total amount used                                             (13,484)
                                                             --------
Cash Provided (Used) by Operations:
Purchases of portfolio securities                            (121,910)
Proceeds from sales of portfolio securities                   118,676
Proceeds from return of capital                                    42
                                                             --------
Total amount used                                              (3,192)
                                                             --------
Net Investment Income (excludes net amortized
   discount and premium of $111)                               14,713
Net change in receivables/payables related to operations          870
Net maturities of short-term investment securities              1,606
                                                             --------
Total other amounts                                            17,189
                                                             --------
Net increase in cash                                              513
Cash, beginning of period                                         310
                                                             --------
Cash, End of Period                                          $    823
                                                             ========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                    14

Financial Highlights
--------------------------------------------------------------------------------

                                                                        For the Year Ended December 31,
                                                              ------------------------------------------------------------------
                                                                  2004         2003              2002        2001(c)   2000
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                            $  2.86      $  2.42        $   3.05      $  3.88      $   5.92
Income from investment operations
Net investment income (a)                                          0.28         0.32            0.36         0.55          0.68
Net realized and unrealized gain (loss)
 on investments                                                    0.03         0.40          ( 0.62)       (0.81)       ( 1.99)
                                                                -------      -------        --------      -------      --------
Total from investment operations                                   0.31         0.72          ( 0.26)       (0.26)       ( 1.31)
                                                                -------      -------        --------      -------      --------
Less dividends and distributions:
Dividends from net investment income                              (0.30)       (0.28)         ( 0.29)       (0.57)       ( 0.73)
Distributions from capital                                           --           --          ( 0.08)          --            --
                                                                --------     --------       --------      -------      --------
Total dividends and distributions                                 (0.30)       (0.28)         ( 0.37)       (0.57)       ( 0.73)
                                                                --------     --------       --------      -------      --------
Net asset value, end of period                                  $  2.87      $  2.86        $   2.42      $  3.05      $   3.88
                                                                ========     ========       ========      =======      ========
Market value, end of period                                     $  2.90      $  2.87        $   2.32      $  3.36      $   4.19
                                                                ========     ========       ========      =======      ========
Total Investment Return:
Per share market value                                            12.24%       37.23%         (21.23)%      (6.85)%      (10.05)%
Per share net asset value (b)                                     11.39%       31.25%         ( 9.07)%      (7.31)%      (24.21)%
Ratios to Average Net Assets
Expenses (includes interest expense)                               2.23%        2.21%           2.53%        3.43%         4.16%
Expenses (excludes interest expense)                               1.39%        1.46%           1.49%        1.26%         1.09%
Net investment income                                              9.70%       11.99%          13.29%       15.56%        13.13%
Portfolio Turnover                                                   56%          93%            134%          82%           38%
Net Assets, End of Period (000 omitted)                        $155,298     $154,298        $129,538     $161,693      $202,401

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end-of-the-year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current-year permanent differences between financial and tax accounting.
(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages may not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.
(c) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.03 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.77%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes To Financial Statements                      15

1. Significant Accounting Policies. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable, consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high-risk fixed income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. Normally, the Fund will invest at least 80% of its assets in high yield, below investment-grade bonds. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees. The Fund's Board of Trustees has designated the Pricing Committee of CIGNA Investment Advisors, Inc. (formerly, TimesSquare Capital Management, Inc.) to make, pursuant to procedures approved by the Board and under the Board's supervision, all necessary determinations of fair value for the portfolio securities for which market quotations are not readily available. When fair valuing securities, the Pricing Committee takes into account factors such as fundamental and analytical information about the security, the nature and duration of any restrictions on disposition of the security, market information (including, for example, factors such as historical price relationships and valuations for securities with similar characteristics), and evaluation of significant market events. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value, taking such events into account.

B. Foreign Investments -- The Fund may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include inadequate accounting controls, liquidity and valuation risks.

C. High Yield Bonds -- The Fund invests in high yield bonds--i.e., fixed income securities rated below investment grade. While the market values of these securities tend to react less to

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes To Financial Statements                      16
(Continued)

fluctuations in interest rate levels than do those of investment-grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, the issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

D. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income, which includes amortization of premium and accrual of discount, is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

E. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

F. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and distributed monthly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatment of premium amortization, deferred compensation, capital loss carryforwards, deferral losses due to wash sales, and excise tax regulations. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required. As a result, at December 31, 2004, the Fund increased undistributed net investment income by $734,467 and increased accumulated net realized loss by the same amount.

G. Cash Flow Information -- Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities and amortization of premium and discount.

2. Loan. The Fund has a revolving credit agreement (the "Agreement") with an unrelated third party lender (the "Lender"), which will enable the Fund to borrow up to the lesser of: (A) $80,000,000; or (B) one-third of the Fund's total assets; or (C) 100% of the borrowing base eligible assets, as determined under the terms of the Agreement. The Agreement expires on October 31, 2007. Prior to expiration of the Agreement, principal is repayable in whole or in part at the option of the Fund. To secure the loan, the Fund has pledged investment securities in accordance

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes To Financial Statements                      17
(Continued)

with the terms of the Agreement. Borrowings under this Agreement bear interest at a variable rate tied to the lender's average daily cost of funds or at fixed rates, as may be agreed to between the Fund and the lender.

The average borrowings outstanding during the year ended December 31, 2004, were $64,080,601, at an average annual interest rate of approximately 2.01%. As of December 31, 2004, the Fund was paying interest at an annual rate of 2.78% on its outstanding borrowings.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees were paid or accrued to CIGNA Investment Advisors, Inc. ("CIAI") (formerly, TimesSquare Capital Management, Inc.) certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.50% thereafter. CIAI, in turn, pays Shenkman Capital Management, Inc. its sub-advisory fee.

For administrative services, the Fund reimburses CIAI for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2004, the Fund paid or accrued $66,082.

CIAI is an indirect, wholly-owned subsidiary of CIGNA Corporation.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities.
Purchases and sales of securities (excluding short-term obligations) for the year ended December 31, 2004, were $121,909,770 and $119,525,777, respectively.

6. Tax Information. As of December 31, 2004, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed in the Notes to Investment in Securities) on a tax basis consisted of undistributed ordinary income of $34,375 and a capital loss carryover of $253,310,904, of which $28,686,393, $35,363,213, $55,878,284, $102,576,339, $28,467,396 and
$2,339,279 will expire in 2007, 2008, 2009, 2010, 2011 and 2012, respectively.
For 2004, the Fund had no post-October loss. Under current tax law, capital losses realized after October 31 may be deferred and treated as if occurring on the first day of the following year.

7. New Advisor and Board of Trustees Proposed. CIGNA Investment Advisors, Inc. (CIGNA Advisors) (formerly known as TimesSquare Capital Management, Inc.), the investment adviser to the Fund, has decided to exit the business of managing investment companies. On November 23, 2004, the Board of Trustees of the Fund selected BlackRock Advisors, Inc. (BlackRock Advisors) to replace CIGNA Advisors as the investment adviser to the Fund, and voted to nominate the directors of the BlackRock closed-end funds for election as trustees of the Fund, subject to Fund shareholder approval. The Fund has scheduled a shareholder meeting on March 1, 2005 to seek approval of BlackRock Advisors as the adviser to the Fund.

Until shareholders approve BlackRock Advisors as the Fund's investment adviser, CIGNA Advisors will continue to serve as the Fund's adviser and Shenkman Capital Management, Inc. will continue to serve as the Fund's sub-adviser with responsibility for management of the Fund's portfolio.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                    18

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of CIGNA High Income Shares Fund

In our opinion, the accompanying statement of assets and liabilities, including the investments in securities, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of CIGNA High Income Shares Fund ("Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and cash flows and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2005

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                    19
(Unaudited)

2004 Tax Information
During 2004, the Fund declared dividends of $0.296 per share. For federal income tax purposes, this was an ordinary income dividend. There were no capital gain distributions. A distribution of $0.043, which was declared in December 2004, complied with a provision in the Internal Revenue Code which requires the Fund to satisfy certain distribution requirements for a calendar year. Such distributions must be declared prior to December 31 and paid prior to the following January 31. Please note that the December 2004 distribution is still considered a 2004 dividend, even though it was received in January 2004. Dividends reported to you as ordinary income dividends on Form 1099, whether received as stock or cash, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service.

The Fund hereby designates 1.16% or the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Tax Act of 2003. The 2004 Form 1099-DIV you receive will show the tax status of all distributions paid to you during the year.

Approximately 1.16% of ordinary income dividends would be eligible for the dividend received deduction (available to corporate shareholders only).

Automatic Dividend and Distribution Investment Plan
Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by EquiServe (the "Dividend Paying Agent") as plan agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Fund in cash, paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth below on the following page.

If the Trustees of the Fund declare a dividend or determine to make a capital gains distribution payable either in shares of the Fund or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value as determined as of the close of business on the payment date, participants will be issued shares of the Fund at a value, equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Fund declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for the whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                    20
(Unaudited)

The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant (other than participants whose shares are registered in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. At no additional cost, shareholders of the Fund may send to the Dividend Paying Agent for deposit into their Plan account those share certificates in their possession. Shareholders may also send share certificates to the Dividend Paying Agent for the Dividend Paying Agent to hold in a book-entry account outside of the Plan.

Whether or not shareholders participate in the Plan, they may elect by notice to the Dividend Paying Agent to have the Dividend Paying Agent sell their noncertificated book-entry shares. The Dividend Paying Agent will deduct from the sale proceeds $2.50 per transaction plus $0.15 per share and remit the balance of the sales proceeds to the shareholder. The Dividend Paying Agent will sell the noncertificated shares on the first trading day of the week immediately following receipt of written notification by the Dividend Paying Agent.

In the case of shareholders, such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified, from time to time, by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions, although they will not receive any payment of cash.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan, including requests for additional information or an application brochure or general inquiries about your account, should be directed to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                    21
(Unaudited)

Trustees and Officers
Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board of Trustees and officers. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

                                                                                      Number of
Name,         Position         Length                                                 Portfolios in   Other
Address*      Held with        of Time           Principal Occupation(s) During       Fund Complex    Directorships
And Age       Fund             Served            Past 5 Years                         Overseen        Held by Trustee
--------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Russell H.    Trustee          Trustee since     Senior Vice President (Investor      7               --
Jones                          1995              Relations, Public Relations), Chief
60                                               Investment Officer and Treasurer,
                                                 Kaman Corporation
                                                 (helicopters and aircraft
                                                 components, industrial
                                                 distribution)
Paul J.       Trustee          Trustee since     Special Advisor to the Board of      7               Western
McDonald                       1995              Directors, Friendly Ice Cream                        Massachusetts
61                                               Corporation (family restaurants                      Electric Company
                                                 and dairy products)
Marnie        Trustee          Trustee since     Diocesan Consultant, Episcopal       7               Boston Mutual Life
Wagstaff                       2001              Diocese of Connecticut;                              Insurance Company
Mueller                                          Previously, Visiting Professor of
65                                               Health Economics, Wesleyan
                                                 University
Carol Ann     Trustee          Trustee since     Director and Chair of Audit          7               Reed & Barton
Hayes                          2003              Committee, Reed and Barton                           Corporation
60                                               Corporation
Affiliated Trustees and Fund Officers
Richard H.    Trustee,         Trustee,          Chief Investment Officer, CIGNA      7               Director of various
Forde         Chairman of      Chairman and      Investment Management                                subsidiaries of
51            the Board and    President since                                                        CIGNA Corporation
              President        1998
Alfred A.     Vice President   Officer           CIGNA Funds Treasurer;               7               --
Bingham III   and Treasurer    Since 1982        Assistant Vice President, CIGNA
60                                               Investment Management
Jeffrey S.    Vice President   Officer           Senior Counsel,                      7               --
Winer         and Secretary    Since 1993        CIGNA Corporation
7

--------------------------------------------------------------------------------------------------------------------------
* All Trustees and officers have an address c/o CIGNA Investment Advisors, Inc. (formerly, TimesSquare Capital Management,
Inc.), 280 Trumbull Street, H16C, Hartford, CT 06103.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                    22
(Unaudited)

--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield, fixed income securities. The investment adviser is CIGNA Investment Advisors, Inc. (formerly, TimesSquare Capital Management, Inc.) 280 Trumbull Street, Hartford, Connecticut 06103. Shenkman Capital Management, Inc. is the Fund's sub-adviser.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.
--------------------------------------------------------------------------------

Item 2.   Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to its principal executive officer and principal financial officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to the Secretary of the Registrant, c/o CIGNA Investment Advisors, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.

Item 3.  Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that Carol Ann Hayes, Russell
H. Jones and Paul J. McDonald are "audit committee financial experts", all of whom are "independent." Mr. Jones serves as Senior Vice President, Chief Investment Officer and Treasurer of Kaman Corporation. His responsibilities include communications with financial analysts concerning Kaman Corporation.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees
For the audit of the Registrant's annual financial statements for the fiscal year ended December 31, 2003 and December 31, 2004, included in the Registrant's annual report to shareholders for those fiscal years, PricewaterhouseCoopers LLP ("PWC") billed the Registrant $39,000 and $42,600, respectively.

(b) Audit-Related Fees
For the fiscal years ended December 31, 2003 and December 31, 2004, PWC billed the Registrant $11,300 and $12,300, respectively, for assurance or related services related to the audit of the Registrant's financial statements. These services related to performing agreed upon procedures relating to Registrant's revolving line of credit.

(c) Tax Fees
For the fiscal years ended December 31, 2003 and December 31, 2004, PWC billed the Registrant $5,700 and $6,200, respectively, for reviewing the Registrant's federal income tax and excise tax returns and reviewing excise distribution estimate calculations.

(d) All Other Fees
For the fiscal years ended December 31, 2003 and December 31, 2004, PWC did not bill the Registrant for any other products and services.

(e)(1) The Audit Committee has not developed pre-approval policies and procedures relating to the provision of services to the Registrant by the Registrant's independent accountant.

(e)(2) For the fiscal years ended December 31, 2003 and December 31, 2004, 100% of the PWC fees described above under the captions "Audit Related Fees", "Tax Fees" and "All Other Fees" were approved by the Registrant's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation S-X.

For the fiscal years ended December 31, 2003 and December 31, 2004, PWC did not bill any fees that were required to be approved by the Registrant's Audit Committee pursuant to paragraph (c)(7)(ii)(C) of Rule 2.01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by PWC for services rendered to CIGNA Investment Advisors, Inc. ("CIGNA Advisors"), the investment adviser to the Registrant, and other entities controlling, controlled by, under common control with CIGNA Advisors that provide ongoing services to the Registrant for fiscal years ending December 31, 2003 and 2004, were $100,148 and $4,200, respectively.

(h) In considering PWC's independence, the Audit Committee considered whether the provision of non-audit services rendered by PWC to CIGNA Advisors and other entities controlling, controlled by, under common control with CIGNA Advisors that provide ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii)(C) of Rule 2.01 of Regulation S-X was compatible with maintaining PWC's independence.

Item 5.  Audit Committee of Listed Registrants.

Registrant has a separately-designated standing audit committee designated in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934. The committee members are Carol Ann Hayes, Russell H. Jones, Paul J. McDonald and Marnie Wagstaff Mueller.

Item 6.  Schedule of Investments.

See report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant's policies and procedures that it uses to determine how to vote proxies relating to portfolio securities are attached hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The Registrant's principal executive and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of ethics attached hereto.

(a)(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940.

(b) A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         Proxy voting procedures attached hereto